SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 18, 2001

                                   PACEL CORP.

               (Exact Name of Registrant as Specified in Charter)



            Virginia                   000-29459                 54-1712558
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NO.)        (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)




                                8870 Rixlew Lane
                                    Suite 201
                    Manassas, Virginia 20109 (703) 257 - 4759
               (ADDRESS OF PRINCIPAL (ZIP CODE) (TELEPHONE NUMBER)
                               EXECUTIVE OFFICES)

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

FINANCIAL STATEMENTS

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:

                Advantage Systems Inc.: Audited Balance sheet for the year ended September 30, 2000; Audited Statements of operations for the year ended September 30, 2000; Audited Statements of Changes in Stockholders' Equity for the year ended September 30, 2000; Audited Statement of cash Flows for the year ended September 30, 2000 and Notes to the Financial Statements.

(b)      Pro Forma Financial information

                Pacel Corp. and Subsidiaries Unaudited combined Pro Forma Balance Sheet as of June 30, 2001, unaudited combined Pro Forma statement of Operations for the six months ended June 30, 2001; unaudited combined Pro Forma statement of Operations for the year ended December 31, 2000.



                UNAUDITED COMBINED PRO FORMA FINANCIAL STATEMENTS


On September 4, 2001, Pacel Corp. (the "Company") acquired all of the stock (90,000 shares) of Advantage Systems Inc. a California corporation (`Advantage"). For $70,000 cash.

The following unaudited pro forma combined financial statements of the Company presents the unaudited combined balance sheet as of June 30, 2001 and the unaudited combined statements of operations for the year ended December 31,2000, and the six months ended June 30, 2001, as if the acquisition of Advantage had occurred January 1, 2000.

The acquisition will be accounted for as a purchase, with the assets acquired and the liabilities assumed recorded at fair values, and the results of Advantage's operations included in the Company's combined financial statements as of January 1, 2000.

The pro forma adjustments represent, in the opinion of management, all adjustments necessary to present the Company's pro forma combined financial position and results of its combined operations in accordance with Article 11 of SEC Regulation S-X based upon available information and certain assumptions considered reasonable under the circumstances.

The unaudited pro forma combined financial statements presented herein do not purport to present what the Company's combined financial position or results of its combined operations would actually have been had the events leading to the pro forma adjustments in fact occurred on the date or at the beginning of the period indicated or to project the Company's combined financial position or results of its combined operations for any future date or period.

The unaudited pro forma combined financial statements should be read in conjunction with the audited financial statements of the Company and the notes thereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned herein duly authorized.

                                                     Pacel Corp.

Date: December 18, 2001                              By; /s/ David Calkins
                                                     ---------------------------
                                                     David Calkins President

                             ADVANTAGE SYSTEMS INC.

                          INDEX TO FINANCIAL STATEMENTS



                                                                           PAGES
                                                                           -----

AUDITED FINANCIAL STATEMENTS:

REPORT OF INDEPENDENT CERTIFIED PUBLIC
        ACCOUNTANTS                                                            1


BALANCE SHEET AS OF SEPTEMBER 30, 2000                                         2

STATEMENT OF OPERATIONS FOR THE YEAR ENDED
        SEPTEMBER 30, 2000                                                     3

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUTY
          FOR THE YEAR ENDED SEPTEMBER 30, 2000                                4

STATEMENT OF CASH FLOWS FOR THE YEAR ENDED
          SEPTEMBER 30, 2000                                                   5

NOTES TO FINANCIAL STATEMENTS                                                6-8

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To The Board of Directors
Advantage Systems Inc..

         We have audited the accompanying balance sheet of Advantage Systems Inc, as of September 30, 2000 and the related statement of operations, stockholders' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Advantage Systems Inc. as of September 30, 2000, and results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 (K) to the financial statements, the Company has had losses since inception and requires additional capital to continue operations. These conditions raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                              Peter C. Cosmas Co., CPAs


370 Lexington Ave.
New York, NY 10017

December 12 , 2001

                             ADVANTAGE SYSTEMS INC.
                                 BALANCE SHEET
                               SEPTEMBER 30, 2000




Current assets:
   Cash                                                               $  12,468
   Accounts receivable                                                   73,265
   Inventories                                                           17,513
                                                                      ---------
      Total Current assets                                              103,246

Equipment, net of accumulated depreciation
of $8,778                                                                 7,222

                                                                      ---------
      Total assets                                                    $ 110,468
                                                                      =========



           LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)


Current liabilities:
   Line of Credit                                                     $  57,273
   Accounts payable                                                     124,532
   Loans payable officers - Stockholders                                 29,500
   Loans to affiliates                                                  194,636
   Accrued expenses                                                      12,570
                                                                      ---------
     Total current liabilities                                          418,511
                                                                      ---------


Commitments:

Stockholders' equity (deficit)
Common stock, $.01 par value 10,000,000 shares                              900
authorized, 90,000 shares outstanding

Additional paid in capital                                              201,311
Deficit                                                                (510,254)
                                                                      ---------


     Total stockholders' equity (deficit)                              (308,043)
                                                                      ---------
     Total liabilities and stockholders' equity                       $ 110,468
                                                                      =========




                 See accompanying notes to financial statements


                             ADVANTAGE SYSTEMS INC.
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2000





Sales                                                                 $ 986,464

Cost of goods sold                                                      820,919
                                                                      ---------

    Gross profit                                                        165,545
                                                                      ---------

Operating costs and expenses

Sales and Marketing                                                      31,007
Intrest expense                                                           9,093
General and administrative                                              497,004
                                                                      ---------
     Total operating costs and expenses                                 537,104

                                                                      ---------
     Net (loss)                                                       $(371,559)
                                                                      =========


                 See accompanying notes to financial statements

                             ADVANTAGE SYSTEMS INC.
                       STATEMENT OF SHAREHOLDERS' EQUITY
                         YEAR ENDED SEPTEMBER 30, 2000






                                                                   ADDITIONAL                           TOTAL
                                   COMMON STOCK                     PAID-IN         RETAINED        SHAREHOLDERS'
                                     SHARES         AMOUNT          CAPITAL         DEFICIT       EQUITY (DEFICIT)

Balance at September 30, 1999        90,000        $ 900         $ 201,311          (138,695)          $ 63,516

Net Loss September 30, 2000                                                         (371,559)          (371,559)
                                   ------------   ---------     -------------     -----------     ----------------
Balance September 30, 2000           90,000        $ 900         $ 201,311        $ (510,254)        $ (308,043)
                                   ============   =========     =============     ===========     ================




                 See accompanying notes to financial statements


                             ADVANTAGE SYSTEMS INC.
                             STATEMENT OF CASH FLOWS
                          YEAR ENDED SEPTEMBER 30, 2000





Cash flows from operating activities:
    Net loss                                                          $(371,559)
    Adjustments to reconcile net loss to net cash
       provided by (used in) operating activities:
          Depreciation and amoritzation                                   2,717
          Allowance for doubtful accounts                               110,000
       Changes in assets and liabilities:
           Accounts receivable                                           37,658
           Inventories                                                   13,693
           Accounts payable                                             (16,861)
           Accrued expenses                                              12,570
           Loans payable officers-stockholders                           29,500
                                                                      ---------
        Cash used in operating activities                              (182,282)

Cash flows from investing activities-
       Equipment purchases                                               (7,499)
                                                                      ---------
       Cash used in investing activities                                 (7,499)

Cash flows from financing activities:
      Long-term debt                                                      7,613
      Loan from affiliate                                               194,636
                                                                      ---------
       Cash provided from financing activities                          202,249

Net increase in cash                                                     12,468

Cash at beginning of period                                                --
                                                                      ---------

Cash at end of period                                                 $  12,468
                                                                      =========



Supplemental disclosure of cash flow information
    Cash paid for interest                                                9,093
    Cash paid for taxes                                                   1,682




                 See accompanying notes to financial statements

                             ADVANTAGE SYSTEMS INC.

                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000


1. Summary of Significant Accounting Policies and Practices

   (A) Nature of Business and Basis of Presentation

         Advantage Systems Inc. (the "Company) was incorporated on September 3, 1996 to design, manufacture and market customized personal computer products. In September 1998 the Company was acquired by Advantage Technologies, Inc. (formerly Simulator Systems, Inc.)

   (B) Cash and Cash Equivalents

         The Company considers short-term, highly liquid investment with an original maturity of three months or less to be cash equivalents. Cash and cash equivalents include cash in banks.

   (C ) Revenue and Cost of Revenue

         Revenue from product sales is recognized upon execution of a contract and the completion of all delivery obligations provided that there are no uncertainties regarding customer acceptance and collectibility is deemed probable.

         Costs of revenues include the costs of manufacturing the Company's products, inventory obsolescence costs, and overhead related to the Company's manufacturing.

   (D) Inventory

         Inventory is stated at the lower of cost (first-in, first-out) or market (net realizable value).

   (E) Property and Equipment

         Equipment is carried at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the depreciable assets, which range from three to seven years.

   (F) Recovery of Long-Lived Assets

         The Company's policy is to review its long-lived assets, including goodwill and other intangibles, for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company recognizes an impairment loss when the sum of the expected future undiscounted cash flows is less than the carrying amount of the asset. The measurement of the impairment losses to be recognized is based upon the difference between the fair value and the carrying amount of the asset.

   (H) Research and Development

         Research and development costs are expensed as incurred.

   (I) Income Taxes

         The company accounts for income taxes under the asset and liability method. Deferred income tax assets and liabilities are provided annually for differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future. Deferred income taxes are computed based on enacted tax laws and rates applicable to the periods in which the differences are expected to effect taxable income.

         Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expenses is the tax payable or refundable for the period plus or minus the change during the year in deferred tax assets and liabilities.


   (J) Uses of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ.

   (K) Basis of Financial Statement Presentation

         The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has had losses from inception to September 30, 2000. These factors indicate that the Company's continuation, as a going concern is dependent upon its ability to obtain adequate financing.

   2. Inventory


         Raw materials                                $17, 513


   3. Property and Equipment


                  Computer Equipment                   $16,000

                  Less accumulated depreciation          8,778

                  Total Computer equipment            $  7,222


   4. Notes payable Stockholders

         A stockholder and officer of the Company, advanced working capital to the Company in exchange for an unsecured note bearing an interest rate of 17%. On September 30, 2000 the amount of the note was $29,500.

   5. Line of Credit

         The Company has two lines of credit one for $50,000 and the other for $10,000 that bear interest rates of 12.5% and 9.25% respectively. At September 30, 2000 the Company has used $57,273 of the available lines of credit.


   6. Income taxes

         The Company had net operating loss carryovers of approximately $500,00 as of September 30, 2000 available to offset future taxable income if any. If not utilized against future taxable income, the tax loss carryovers will expire in 2020.

   7. Common Stock

         The Company has authorized 10,000,000 shares of $.01 par value of which 90,000 shares are outstanding at September 30,2000.

   8. Subsequent events

         On September 4, 2001 the Company was acquired by Pacel Corp. for
   $70,000.

                          PACEL CORP. AND SUBSIDIARIES
                  PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000




                                              PACEL          ADVANTAGE                       PROFORMA
                                             AUDITED         UNAUDITED     ADJUSTMENTS       COMBINED


 Sales                                    $    244,971    $  1,082,393                    $  1,327,364
 Cost of Goods Sold                                  0         840,509                         840,509
                                          ------------    ------------    ------------    ------------
Gross Profit                                   244,971         241,884               0         486,855
                                          ------------    ------------    ------------    ------------


Operating costs and expenses:

      Research and development                 969,971               0                         969,971
      Depreciation & Amortization               30,530           2,894                          33,424
      Interest expense                          63,284          24,111          13,600         100,995
      Sales and Marketing                      622,525          30,998                         653,523
      Financing Expenses                          --                                              --
      General and Administrative             1,895,948         514,362         200,000       2,610,310
                                          ------------    ------------    ------------    ------------
     Total operating costs and expenses      3,582,258         572,365         213,600       4,368,223
                                          ------------    ------------    ------------    ------------
 Other Income                                    5,093               0               0           5,093
                                          ------------    ------------    ------------    ------------
           Net (loss)                     $ (3,332,194)   $   (330,481)   $   (213,600)     (3,876,275)
                                          ============    ============    ============    ============

Net (loss) per common share
     Basic                                                                                       (0.15)
     Diluted                                                                                     (0.15)

Weighted Average shares outstanding
     Basic                                                                                  26,609,704
     Diluted                                                                                26,609,704


             See accompanying note to combined financial statements

                          PACEL CORP. AND SUBSIDIARIES
                        PRO FORMA COMBINED BALANCE SHEETS
                                 JUNE 30, 2001



                                     ASSETS



                                                          PACEL       ADVANTAGE      PRO FORMA     PRO FORMA
                                                        UNAUDITED     UNAUDITED     ADJUSTMENTS    COMBINED
                                                      -----------   ------------   -------------  --------------

Current assets:
   Cash and cash equivalents                           $     1,867    $     9,988    $   100,000    $   111,855
   Accounts receivable, net                                131,570         45,161                       176,731
   Inventory                                                18,699         48,384                        67,083
   Other receivables                                        60,003          3,982                        63,985
   Prepaid expenses                                          4,267           --                           4,267
                                                       -----------    -----------    -----------    -----------
      Total current assets                                 216,406        107,515        100,000        423,921
                                                       -----------    -----------    -----------    -----------


Property and equipment, net                                132,723          5,051                       137,774
                                                       -----------    -----------    -----------    -----------

Non-current assets:
     Note receivable                                        71,000           --                          71,000
     Goodwill                                                7,565           --          493,018        500,583
     Security deposits                                       9,089          1,500                        10,589
                                                       -----------    -----------    -----------    -----------
        Total non-current assets                            87,654          1,500        493,018        582,172
                                                       -----------    -----------    -----------    -----------
      Total assets                                     $   436,783    $   114,066    $   593,018    $ 1,143,867
                                                       ===========    ===========    ===========    ===========


                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
   Accounts payable                                    $   757,630    $   126,407    $              $   884,037
   Accrued expenses                                         71,093         76,562        170,945        318,600
   Loans payable officers-Stockholders                     142,969         45,000                       187,969
   Notes payable convertible debenture                   1,049,690           --          170,000      1,219,690
   Notes payable bank                                       50,000                                       50,000
   Lines of credit                                            --           51,912                        51,912
   Loan from affiliate                                     202,504                                      202,504
                                                       -----------    -----------    -----------    -----------
      Total current liabilities                          2,071,382        502,385        340,945      2,914,712
                                                       -----------    -----------    -----------    -----------
Long term liabilities:                                                                                     --
   Equipment leases                                           --           73,563           --           73,563
                                                       -----------    -----------    -----------    -----------
       Total long term liabilities                            --           73,563           --           73,563
                                                       -----------    -----------    -----------    -----------
       Total liabilities                                 2,071,382        575,948        340,945      2,988,275
Minority interest
Commitments:

Stockholders' equity (deficit)
   Preferred stock, no par value,
     no liquidation value, 5,000,000 shares
     authorized, issued 1,000,000 shares
     1997 class A convertible preferred stock               11,320                                       11,320

   Common stock - no par value,
     150,000,000 shares authorized,
     55,936,220 shares outstanding                       5,625,346        202,211       (102,211)     5,725,346
   Cumulative currency translation adjustment               (9,921)                                      (9,921)
       Deficit                                          (7,261,344)      (664,093)       354,284     (7,571,153)
                                                       -----------    -----------    -----------    -----------
   Total stockholders' equity  (deficit)                (1,634,599)      (461,882)       252,073     (1,844,408)
                                                       -----------    -----------    -----------    -----------
   Total liabilities and stockholders' equity          $   436,783    $   114,066    $   593,018    $ 1,143,867
                                                       ===========    ===========    ===========    ===========


             See accompanying note to combined financial statements



                          PACEL CORP. AND SUBSIDIARIES
                  PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001





                                              PACEL         ADVANTAGE                       PROFORMA
                                            UNAUDITED       UNAUDITED       ADJUSTMENTS     COMBINED
                                            ---------       ---------       -----------     --------




 Sales                                    $    429,088    $    556,396                   $    985,484
 Cost of Goods Sold                            299,107         437,654                        736,761
                                          ------------    ------------    ------------    ------------
Gross Profit                                   129,981         118,742                        248,723
                                          ------------    ------------    ------------    ------------


Operating costs and expenses:

      Research and development                 219,285               0                         219,285
      Depreciation & Amortization               13,041           1,447                          14,488
      Interest expense                          25,634          22,546           7,345          55,525
      Sales and Marketing                       68,091          10,615                          78,706
      Financing Expenses                        81,100            --                            81,100
      General and Administrative               981,268         218,392          50,000       1,249,660
                                          ------------    ------------    ------------    ------------
     Total operating costs and expenses      1,388,419         253,000          57,345       1,698,764
                                          ------------    ------------    ------------    ------------
 Other Income                                    1,864               0               0           1,864
                                          ------------    ------------    ------------    ------------
            Net (loss)                    $ (1,256,574)   $   (134,258)   $    (57,345)   $ (1,448,177)
                                          ============    ============    ============    ============

Net  (loss) per common share
     Basic                                                                                       (0.03)
     Diluted                                                                                     (0.03)

Weighted Average shares outstanding
     Basic                                                                                  46,449,205
     Diluted                                                                                46,449,205


             See accompanying note to combined financial statements